                                                                     EXHIBIT 1.1

                       FORM OF DEALER MANAGERS AGREEMENT

                                                            ______________, 2001

Goldman, Sachs & Co.,
As Dealer Managers,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

          UNITED STATES STEEL LLC, a Delaware limited liability company (the "Offeror"), plans to make offers (each such offer, as it may from time to time be amended and supplemented, the "Exchange Offer" and, collectively, the "Exchange Offers") for up to an aggregate of $365 million of outstanding (1) shares of the 6.50% Cumulative Convertible Preferred Stock (the "Preferred Stock") of USX Corporation, a Delaware corporation (the "Company"), in exchange for $50.00 principal amount of [__]% Senior Quarterly Income Debt Securities due 2031 of the Offeror (the "SQUIDSsm"*) and related guarantees by the Company (the "Guarantees", and together with the SQUIDSsm, the "Exchange Securities") per share of Preferred Stock, (2) 8 3/4% Cumulative Monthly Income Preferred Shares, Series A (the "MIPS(R)"**) of USX Capital LLC, a limited life company organized under the laws of the Turks and Caicos Island and a wholly owned subsidiary of the Company, in exchange for $25.00 principal amount of Exchange Securities per MIPS(R) and (3) 6.75% Convertible Quarterly Income Preferred Securities (the "QUIPSsm"*) of USX Capital Trust I, a Delaware statutory business trust and a wholly owned subsidiary of the Company, in exchange for $50.00 principal amount of Exchange Securities per QUIPSsm (the shares of Preferred Stock and the MIPS(R) and QUIPSsm referred to in clauses (1), (2) and (3) above are collectively referred to herein as the "Outstanding Securities"), in each case on the terms and subject to the conditions set forth in the exchange offer materials (collectively, the "Exchange Offer Material"), copies of which have been delivered to you, namely:

          (a) The Registration Statement (as defined in Section 4(a) hereof);

          (b) The Prospectus (as defined in Section 4(a) hereof);

          (c) The Schedule TO (as defined in Section 4(d) hereof), dated _______________, 2001;

--------------------
* SQUIDS/sm/ and QUIPS/sm/ are servicemarks of Goldman, Sachs & Co. All rights reserved.

** MIPS(R) is a registered servicemark of Goldman, Sachs & Co. All rights reserved.

                                       1
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          (d)  The forms of Letter of Transmittal (each, a "Letter of
               Transmittal") to be used by holders tendering Outstanding Securities pursuant to each Exchange Offer and a specimen thereof to be sent by brokers, securities dealers, commercial banks, trust companies and nominees to their clients for whom they hold Outstanding Securities, including guidelines for certification of Taxpayer Identification Number on Substitute Form W-9;

          (e) The forms of letter, dated ____________, 2001, from you to brokers, securities dealers, commercial banks, trust companies and nominees, and forms of letter, dated _____________, 2001, from brokers, securities dealers, commercial banks, trust companies and nominees to clients relating to each Exchange Offer;

          (f) The form of press release, dated _______________, ____, relating to the Exchange Offers; and

          (g) The form of letter, dated ______________, ____, from ______________, ______________________ of the Company, to holders of the Outstanding Securities relating to the Exchange Offers.

          The Offeror hereby appoints you exclusively, and you hereby accept appointment, as the Dealer Managers in connection with each Exchange Offer and authorizes you to act on its behalf in accordance with this Agreement and the terms of the Exchange Offer Material, which Exchange Offer Material has been prepared by, or with the approval of, the Offeror and has been or will be filed with the Securities and Exchange Commission (the "Commission") pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). You and any other broker or securities dealer or any commercial bank or trust company are authorized to use the Exchange Offer Material in connection with the solicitation of tenders along with such other offering materials and information as the Offeror or the Company may prepare or approve for use in connection with any of the Exchange Offers, including, without limitation, Rule 165 Material (as defined below) (the "Other Material"). You agree to furnish no written material to holders of Outstanding Securities in connection with any Exchange Offer, other than the Exchange Offer Material and Other Material. It is understood that nothing in this Agreement nor the nature of your services shall be deemed to create a fiduciary or agency relationship between you or any of your respective affiliates, partners, directors, agents, employees or controlling persons (if any), on the one hand, and the Offeror, the Company or any of their respective affiliates, on the other hand. The Offeror authorizes you to communicate with the exchange agents, receiving agents and information agents for the Exchange Offers with respect to matters relating to the Exchange Offers. Any written communication made in connection with or relating to the Exchange Offers in reliance on Rule 165 of the Act, and filed by the Offeror or the Company with the Commission pursuant to Rule 425 under the Act, is referred to herein as "Rule 165 Material".

        1. Liability for Solicitations. You agree to use your best efforts to solicit tenders of the Outstanding Securities pursuant to the Exchange Offers. Neither you nor any of
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your affiliates, partners, directors, officers, agents, employees or controlling persons (if any) shall have any liability to the Offeror, the Company, any of their respective affiliates or any other person for any act or omission on the part of any securities broker or dealer (other than yourselves), commercial bank or trust company that solicits tenders, and neither you nor any of such other persons or entities referred to above shall have any liability to the Offeror, the Company, any of their respective affiliates or any person asserting claims on behalf of or in right of the Offeror, the Company or any of their respective affiliates in connection with or as a result of either your engagement or any matter referred to in this Agreement except to the extent that such liability results from your gross negligence or bad faith in performing the services that are the subject of this Agreement. In soliciting tenders, no securities broker or dealer (other than yourselves), commercial bank or trust company shall be deemed to act as your agent or the agent of the Offeror, the Company or any of their respective affiliates, and you, as Dealer Managers, shall not be deemed the agent of any other securities broker or dealer or of any commercial bank or trust company.

        2. Covenants of the Offeror and the Company. Each of the Offeror and the Company covenants and agrees, jointly and severally, with you that:

        (a) Each of the Offeror and the Company will use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement. If required by Rule 424(b) under the Act, each of the Offeror and the Company will timely file with the Commission the Prospectus, in a form approved by you, in accordance with such Rule. The Offeror will also (i) timely file with the Commission the Schedule TO, in a form approved by you, in accordance with Rule 13e-4 under the Exchange Act and (ii) prepare and, as applicable, timely file with the Commission all other Exchange Offer Material, in each case in a form approved by you, in accordance with the applicable rules and regulations of the Act and the Exchange Act, as the case may be. The Exchange Offer Material and any Other Material will be prepared or approved by and are the sole responsibility of the Offeror and the Company. Notwithstanding anything to the contrary herein, each of the Offeror and the Company shall (i) give you reasonably in advance copies of each proposed amendment or supplement to the Exchange Offer Material (including, without limitation, in the case of each of the Prospectus and the Schedule TO, any document incorporated by reference in the Prospectus or Schedule TO, as applicable) and (ii) shall not make any such amendment or supplement without your prior approval, provided that this clause
(ii) shall not apply to any Exchange Act Report (as defined below) or any amendment thereto incorporated by reference in the Prospectus or Schedule TO, but in the case of any such Exchange Act Report or any amendment thereto, each of the Offeror and the Company shall give reasonable consideration to your and your counsel's comments thereto prior to the earlier of the use or filing thereof; in addition, neither the Offeror nor the Company shall prepare or approve any Other Material for use in connection with the Exchange Offers without your prior approval. Each of the Offeror and the Company shall advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or the Schedule TO has been filed or becomes effective or when any supplement to the Prospectus or any amended Prospectus has been filed and agrees to furnish you with copies thereof promptly after filing; to file promptly all reports and any definitive proxy or information statements required to be filed by the Offeror and/or the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (collectively, the "Exchange Act Reports") subsequent to the date of the Prospectus to and including the latest Exchange Date (as defined in Section 4(d)); to advise
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                                                                               4

you, promptly after it receives notice thereof, of the issuance by any Regulatory Authority (as defined below) of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus (as defined in Section 4(a)), the Prospectus, the Schedule TO or any Other Material, of the suspension of the qualification of the Exchange Securities for offering or sale in any jurisdiction, of the initiation or threat of any proceeding for any such purpose, or of any request by the Commission or any other U.S. or any state or foreign governmental, regulatory or judicial authority or securities exchange (each, a "Regulatory Authority") for the amending or supplementing of any Exchange Offer Material or Other Material or for additional information. Each of the Offeror and the Company will use its commercially reasonable efforts to prevent the issuance by any Regulatory Authority of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Schedule TO or any Other Material or suspending any such qualification of the Exchange Securities, and, if issued, to obtain as soon as possible the withdrawal thereof.

        (b) Each of the Offeror and the Company will cause to be delivered to each registered holder of any Outstanding Securities, as soon as reasonably practicable, a copy of the Prospectus and the appropriate Letter of Transmittal, together with a return envelope, and other appropriate Exchange Offer Material and Other Material. Thereafter, to the extent practicable until the expiration of each Exchange Offer, each of the Offeror and the Company will use its best efforts to cause copies of such material and a return envelope to be mailed to each person who becomes a registered holder of any Outstanding Securities. Each of the Offeror and the Company hereby agrees that you shall have no obligation to cause copies of the Exchange Offer Material or the Other Material to be transmitted to the holders of any of the Outstanding Securities.

        (c) Each of the Offeror and the Company agrees to furnish you with copies of the Exchange Offer Material and Other Material, including the Prospectus, in such quantities as you may reasonably request for use by you in connection with the Exchange Offers. In addition, each of the Offeror and the Company agrees to furnish you with copies of any Rule 165 Material promptly after filing of the same with the Commission. Each of the Offeror and the Company further agrees to furnish you with such other information concerning the Offeror, the Company and the Exchange Offers as you reasonably believe is appropriate to the performance of the services to be performed by you hereunder (all such information as so furnished, including without limitation the Exchange Offer Material and the Other Material, being referred to herein as the "Information"). Each of the Offeror and the Company agrees that any reference to you in the Exchange Offer Material or the Other Material, or any newspaper announcement or press release or other publicly disclosed document or communication, is subject to your prior approval.

        (d) If at any time up to and including the latest Exchange Date an event will have occurred as a result of which, in the opinion of counsel for the Dealer Managers or in the opinion of the Offeror, the Company or their respective counsel, the Prospectus or Schedule TO as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or Schedule TO was delivered or filed, not misleading or necessary to correct any material statement in any earlier communication made by the Offeror, the Company or any of their respective affiliates with respect to any Exchange Offer, or, if for any other reason, in the opinion of counsel for the Dealer Managers or in the
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opinion of the Offeror, the Company or their respective counsel, it will be necessary during such period to amend or supplement the Prospectus or Schedule TO or to file under the Exchange Act any document incorporated by reference in the Prospectus or Schedule TO in order to comply with the Act or the Exchange Act, each of the Offeror and the Company will promptly notify you and prepare and file a supplement or amendment to the Prospectus or Schedule TO, or such document to be incorporated therein by reference, which will correct such statement or omission or effect such compliance and furnish to you as many copies as you may from time to time reasonably request of an amended Prospectus or Schedule TO, such amendment or supplement or such document.

        (e) Each of the Offeror and the Company will use its commercially reasonable efforts to list, subject to notice of issuance, and maintain the listing of the Exchange Securities on the New York Stock Exchange (the "NYSE").

        (f) During the period beginning on the date hereof and continuing to and including the latest Exchange Date, each of the Offeror and the Company hereby agrees not to, and not to publicly announce an intention to, and agrees to cause its affiliates not to and not to publicly announce an intention to, issue, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any debt securities of the Offeror, the Company or their respective affiliates or any securities that are convertible into or exchangeable for or that represent the right to receive any such debt securities, in each case without your prior written consent, which, in the case of any issuances, offers, sales or other dispositions by the Company or Marathon Oil Corporation, shall not be unreasonably withheld or delayed; provided that this provision shall not prohibit secured bank financings of accounts receivables and inventory.

        (g) Each of the Offeror and the Company recognizes and confirms that (x) you will use and rely primarily on the Information and on other information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same and (y) you do not assume responsibility for the accuracy or completeness of the Information and such other information. Each of the Offeror and the Company will promptly, upon becoming aware, advise you if any information previously provided becomes inaccurate in any material respect or is required to be updated.

        (h) Each of the Offeror and the Company will comply with the Act and the Exchange Act, the rules and regulations promulgated thereunder, and other applicable laws and rules and regulations of any Regulatory Authority, in connection with the Exchange Offer Material and the Other Material, the Exchange Offers and the transactions contemplated hereby and thereby.

        (i) Each of the Offeror and the Company will promptly from time to time take such action as you may reasonably request to qualify the Exchange
Securities for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the distribution of the Exchange Securities; provided that in connection therewith neither the Offeror nor the Company will be required to qualify as a foreign corporation or file a general consent to service of process in any jurisdiction or to subject itself to taxation in such jurisdiction.
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        (j) Each of the Company and the Offeror agrees to furnish or cause to be furnished to you, to the extent the same is available to the Company or the Offeror, cards or lists or copies thereof showing the names and addresses of, and numbers of Outstanding Securities held by, the registered holders of Outstanding Securities as of a recent date, and will use its best efforts to advise you from day to day during the period of the Exchange Offers as to any transfers of record of Outstanding Securities. You agree to use such information only in connection with the Exchange Offers and not to furnish such information to any other person except in connection with the Exchange Offers.

        (k) Each of the Offeror and the Company will direct the exchange agent named in each Letter of Transmittal to inform you during each business day during each Exchange Offer (to be followed on a daily basis by written confirmation) as to the number of Outstanding Securities that have been tendered pursuant to such Exchange Offer during the interval since its previous daily report to you under this provision, and the names and addresses of any registered holder tendering [__________] or more Outstanding Securities.

        (l) The Offeror hereby agrees during a period of five years from the effective date of the Registration Statement, and the Company hereby agrees from the date hereof until the closing of the Separation (as defined in the Prospectus), to furnish to you, to the extent not available on EDGAR, copies of all reports or other communications (financial or other) furnished to public security holders, and to deliver to you (i) as soon as they are available, to the extent not available on EDGAR, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Offeror or the Company, as applicable, is listed; and (ii) such additional non-confidential information concerning the business and financial condition of the Offeror or the Company, as applicable, as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Offeror or the Company and their respective subsidiaries are consolidated in reports furnished to its public security holders generally or to the Commission).

        (m) Each of the Offeror and the Company will make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) an earning statement of the Offeror or the Company, as applicable, and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act (including, at the Offeror's or the Company's, as applicable, option, Rule 158 thereunder).

        (n) Each of the Offeror and the Company will advise you promptly after it becomes aware of the occurrence of any event which would reasonably be expected to cause the Offeror or the Company, as applicable, to withdraw, rescind or modify any Exchange Offer and of any litigation or governmental action with respect to any Exchange Offer.

        (o) Each of the Offeror and the Company agrees that it will (i) file or cause to be filed with the Commission pursuant to Rule 425 of the Act all written communications that any participant in any Exchange Offer makes in connection with or relating to such Exchange Offer (excluding nonpublic communications among participants in any Exchange Offer) on the date of first use, (ii) ensure that, when made, each such written communication contains the
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legend required by Rule 165(c) under the Act and (iii) provide you with a copy of each such communication.

        (p) Neither the Offeror nor the Company nor any of their respective affiliates has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offeror or the Company to facilitate the sale or resale of the Exchange Securities in connection with the Exchange Offers.

        (q) The Separation, as described in the Prospectus, if and when effected by the Company and the Offeror, will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under,
(i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, the Offeror or any of their respective subsidiaries or any of their properties,
(ii) any agreement or instrument to which the Company, the Offeror or any of their respective subsidiaries is a party or by which the Offeror, the Company or any of their respective subsidiaries is bound or to which any of the properties of the Company, the Offeror or any of their respective subsidiaries is subject, or (iii) the limited liability company agreement, charter or bylaws of the Company, the Offeror or any of their respective subsidiaries, except, in the case of clauses (i) and (ii) above, for conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect or an Offeror Material Adverse Effect. "Company Material Adverse Effect" means any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, total stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole. "Offeror Material Adverse Effect" means any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, total equity or results of operations of the Offeror and its subsidiaries, taken as a whole.

        (r) If the Company and the Offeror elect to effect the Separation, as described in the Prospectus, each of the Company and the Offeror will obtain all consents, approvals, authorization, registrations, qualifications or orders of, or filings with (collectively, the "Approvals"), any Regulatory Authority or any third party required to effect such Separation, except for such Approvals the failure of which to obtain shall not result in a Company Material Adverse Effect or an Offeror Material Adverse Effect.

        3.  Compensation and Expenses.

        (a) The Offeror and the Company, jointly and severally, will pay to you, as compensation for your services to the Offeror hereunder, a fee equal to 5/8% of the liquidation preference of each Outstanding Security exchanged pursuant to the Exchange Offers, provided that the Offeror and the Company may, in their sole discretion, increase such fee to up to 1% of the liquidation preference of each Outstanding Security exchanged pursuant to the Exchange Offers.

        (b) As compensation for its service in soliciting tenders, the Offeror and the Company, jointly and severally, will pay to any (i) broker or dealer which is a member in good
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standing of a registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc., including yourselves, (ii) foreign broker or dealer that agrees to conform to the requirements set forth in the Offer to Purchase and Letter of Transmittal with respect to the solicitation of tenders outside of the United States and (iii) commercial bank and trust company having an office, branch or agency in the United States (all of the foregoing entities being collectively referred to herein as the "Soliciting Dealers"), the name of which appears in the appropriate space in any Letter of Transmittal or "agent's message", a solicitation fee of 2% of the liquidation preference of each such Outstanding Security exchanged pursuant to the Exchange Offers, including any Outstanding Securities exchanged by any such Soliciting Dealer (including yourselves) tendering for its own account. Each Letter of Transmittal and "agent's message" will contain an appropriate space wherein there may be inserted the name and address of the person, if any, who solicits the tender covered thereby.

        (c) Whether or not any Outstanding Securities are acquired pursuant to the Exchange Offers, each of the Offeror and the Company shall pay all expenses incident to the performance of its obligations hereunder and under the Exchange Offers, including, without limiting the generality of the foregoing, all reasonable costs and expenses (i) incurred by brokers and dealers (including yourselves), commercial banks, trust companies and nominees for their customary mailing and handling expenses incurred in forwarding the Exchange Offer Material and any Other Material to their customers, (ii) incident to the preparation, issuance, execution and delivery of the Exchange Securities to be delivered in connection with the Exchange Offers, (iii) incident to the preparation, printing and filing under the Act, the Exchange Act or other applicable laws or applicable rules or regulations of any Regulatory Authority of the Registration Statement, any Preliminary Prospectus, the Prospectus, any other Exchange Offer Materials, and/or Other Materials (including all exhibits, amendments and supplements thereto), (iv) incurred in connection with the registration or qualification of the Exchange Securities under the laws of such jurisdictions as you may reasonably designate (including reasonable fees and disbursements of your counsel), (v) in connection with the listing of the Exchange Securities on the NYSE, (vi) related to the filing and registration of the Exchange Securities by the Company or the Offeror with the Commission or any other Regulatory Authority, (vii) in connection with the preparation and printing (including word processing and duplication costs) and delivery of all Exchange Offer Material and any Other Material (including this Agreement and any preliminary or supplemental Blue Sky memoranda) including mailing and shipping, as herein provided, (viii) incident to the appointment of the exchange agents and the information agents, including the fees and expenses of the exchange agents and the information agents, (ix) all advertising costs and (x) any applicable transfer taxes payable in connection with the Exchange Offers and the transactions contemplated by the Prospectus, Registration Statement, this Agreement, the Exchange Offer Material or the Other Material. The Offeror and the Company, jointly and severally, will reimburse you for all your reasonable expenses incurred in connection with your services under this Agreement including, without limitation, your reasonable out-of-pocket expenses and the reasonable fees and disbursements of your counsel and any reasonable expenses incurred as a result of presenting testimony or evidence, or preparing to present testimony or evidence, in connection with any court or government proceeding arising out of the Exchange Offers.

        4. Certain Representations and Warranties by the Offeror. The Offeror represents and warrants to you that:
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        (a) A registration statement on Form S-4 (Registration No. 333-____)
(the "Initial Registration Statement") in respect of the Exchange Securities has been filed with the Commission; the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to and approved by you, and, excluding exhibits thereto but including all documents incorporated by reference into the prospectus contained therein have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is herein called a "Preliminary Prospectus"); and any request from the Commission for additional information has been complied with; the various parts of the Initial Registration Statement, including all exhibits, annexes and schedules thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 2(a) hereof and
(ii) the documents incorporated by reference into the prospectus contained in the Initial Registration Statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, is herein collectively called the "Registration Statement"; such final prospectus, in the form included in the Registration Statement at the time it became effective or first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus will be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference into such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include each document filed by the Offeror or the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference into the Registration Statement.

        (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission or any other Regulatory Authority, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or necessary to correct any material statement in any earlier communication made by the Offeror, the Company or any of their respective affiliates with respect to any Exchange Offer; provided, however, that this representation and warranty will not apply to the Offeror with respect to information about the Company in any Preliminary Prospectus; provided further that this representation and warranty will not apply to any
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                                                                              10

statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers, expressly for use therein.

        (c) The documents incorporated by reference into the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any material statement in any earlier communication made by the Offeror, the Company or any of their respective affiliates with respect to any Exchange Offer; provided, however, that this representation and warranty will not apply to the Offeror with respect to information about the Company in the Prospectus; provided further that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers, expressly for use therein.

        (d) The Registration Statement conforms, and the Prospectus, the Schedule TO and all other Exchange Offer Material and any further amendments or supplements thereto will conform, in all material respects to the requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and other applicable law, and the rules and regulations of the Commission and any other applicable Regulatory Authority; the Registration Statement does not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each of the Prospectus, Schedule TO and all other Exchange Offer Material does not and will not, as of the applicable filing date thereof and any amendment or supplement thereto, and at all times through and including the closing date of each Exchange Offer (each, an "Exchange Date") and, in the event that the Exchange Offers do not close on the same day, through and including the latest Exchange Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty will not apply to the Offeror with respect to information about the Company in the Prospectus; provided further that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers, expressly for use therein. The Offeror's and the Company's Tender Offer Statement on Schedule TO in the form filed with the Commission pursuant to Rule 13e-4 under the Exchange Act in accordance with Section 2(a) hereof, including all exhibits, annexes and schedules thereto, is referred to herein as the

"Schedule TO"; any reference herein to the Schedule TO will be deemed to refer to and include all exhibits, annexes and schedules thereto and documents incorporated by reference therein on each Commencement Date (as defined in Section 6(d) herein); and any reference to any amendment or supplement to the Schedule TO shall be deemed to refer to and include any document filed after each such date or dates under the Exchange Act, and incorporated by reference into the Schedule TO.

        (e) The Other Material does, and (as amended or supplemented, if amended and supplemented) at all pertinent times will, comply in all material respects to the requirements of the Act, the Exchange Act and other applicable law, and the rules and regulations of the Commission and any other applicable Regulatory Authority; and the Other Material does not and (as amended or supplemented, if amended or supplemented) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty will not apply to the Offeror with respect to information about the Company in any Other Material.

        (f) None of the Offeror or any of its subsidiaries has sustained since the date of the latest audited financial statements included in, or incorporated by reference into, the Prospectus any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or other than any such loss or interference that would, individually or in the aggregate, have an Offeror Material Adverse Effect; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Offeror or any of its subsidiaries or any Offeror Material Adverse Effect, otherwise than as set forth in or contemplated by the Prospectus.

        (g) The Offeror and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have an Offeror Material Adverse Effect; and any real property and buildings held under lease by the Offeror and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are described in the Prospectus or would not have an Offeror Material Adverse Effect.

        (h) Each of the Offeror and its subsidiaries has been duly formed or incorporated, as applicable, and is validly existing as a limited liability company, corporation or other business entity, as applicable, in good standing under the laws of its jurisdiction of formation or incorporation, as applicable, with the power and authority (limited liability company, corporate or other, as applicable ) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign limited liability company, corporation or other business entity for the transaction of business in, and is in good standing under the laws of, each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or in good standing in any such jurisdiction would not have an Offeror Material Adverse Effect.

        (i) As of June 30, 2001, the U.S. Steel Group of the Company has an authorized capitalization on a historical basis, and the Offeror has an authorized capitalization, in each case as set forth in the Prospectus, and all of the issued shares of capital stock or other equity securities, as applicable, of the Offeror have been duly and validly authorized and issued, and are fully paid and nonassessable, and the Exchange Securities conform in all material respects to the description thereof contained in the Prospectus; and all of the issued shares of capital stock or other equity securities, as applicable, of each subsidiary listed on Schedule A hereto (each, a "Designated Subsidiary") have been duly and validly authorized and issued, are fully paid and nonassessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Offeror, free and clear of all liens, encumbrances, equities or claims.

        (j) The SQUIDSsm have been duly authorized and, when issued and delivered in exchange for the Outstanding Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Offeror entitled to the benefits of the Indenture, to be dated as of the first Exchange Date (the "Indenture"), among the Offeror, the Company and The Bank of New York, as Trustee (the "Trustee"), under which they are to be issued, which is substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act, and, on each Exchange Date, will have been duly executed and delivered by the Offeror and will constitute a valid and legally binding obligation of the Offeror, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture will conform in all material respects to the description thereof in the Prospectus.

        (k) The issue and sale of the Exchange Securities and the compliance by the Offeror with all of the provisions of the Exchange Securities, the Indenture and this Agreement and the consummation of the Exchange Offers and the other transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other agreement or instrument to which the Offeror or any of its subsidiaries is a party or by which the Offeror or any of its subsidiaries is bound or to which any of the property or assets of the Offeror or any of its subsidiaries is subject, other than any such conflicts, breaches, violations or defaults which, individually or in the aggregate, would not have an Offeror Material Adverse Effect, nor will such action result in any violation of the provisions of the limited liability company agreement of the Offeror or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Offeror or any of its subsidiaries or any of their properties; and no filing, consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Exchange Securities or the consummation by the Offeror of the Exchanges Offers and the other transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Exchange Securities, such as have been obtained under the Trust Indenture Act, the filing with the Commission of the Schedule TO and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Exchange Securities pursuant to the Exchange Offers.

        (l) Other than the Registration Rights Agreements, dated July 27, 2001 and September 6, 2001, respectively, among the Offeror, United States Steel Financing Corp. and the Purchasers named therein, there are no contracts, agreements or understandings between the Offeror or any of its affiliates and any person granting such person the right to require the Offeror to file any registration statement under the Securities Act with respect to any securities of the Offeror or to require the Offeror to include such securities with the Exchange Securities registered pursuant to the Registration Statement or any other registration statement.

        (m) None of the Offeror or any of its subsidiaries is in violation of its limited liability company agreement or certificate of incorporation or bylaws, as applicable, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations that would not have an Offeror Material Adverse Effect.

        (n) The statements set forth in the Prospectus under the caption "Description of the SQUIDS", insofar as they purport to constitute a summary of the terms of the Exchange Securities, and under the captions "The Exchange Offers", "The Proposed Separation", "Relationship Between United States Steel and Marathon Oil Corporation After the Separation", "Comparison of the Outstanding Securities and the SQUIDS", "Description of Other Indebtedness" and "Certain Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

        (o) The Offeror is not and, after giving effect to the offering and sale of the Exchange Securities and the consummation of the Exchange Offers, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended (the "Investment Company Act").

        (p) None of the Offeror or any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

        (q) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Offeror or any of its subsidiaries is a party or of which any property of the Offeror or any of its subsidiaries is the subject which relate to any Exchange Offer or which, if determined adversely to the Offeror or any of its subsidiaries, would, individually or in the aggregate, have an Offeror Material Adverse Effect and, to the best of the Offeror's knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

        (r) The Offeror has duly taken all necessary limited liability company action to authorize the making and consummation of each Exchange Offer and the execution, delivery and performance of this Agreement; and this Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, the Offeror.

        (s) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Offeror and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

        (t) There are no contracts or documents of the Offeror or any of its subsidiaries which are required to be filed as exhibits, schedules or annexes to the Registration Statement or the Schedule TO by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder which have not been so filed or incorporated by reference.

        (u) The Offeror and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct its business as described in the Prospectus and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Offeror or any of its subsidiaries would have an Offeror Material Adverse Effect.

        (v) No labor dispute with the employees of the Offeror or any of its subsidiaries exists or, to the knowledge of the Offeror, is imminent that would individually or in the aggregate have an Offeror Material Adverse Effect.

        (w) The Offeror and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct its business as described in the Prospectus, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Offeror or any of its subsidiaries, would individually or in the aggregate have an Offeror Material Adverse Effect.

        (x) Except as disclosed in the Prospectus, neither the Offeror nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have an Offeror Material Adverse Effect; and the Offeror is not aware of any pending investigation which might lead to such a claim.

        (y) The financial statements included or incorporated by reference in the Prospectus present fairly the financial position of the Offeror and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included or incorporated by reference in the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

        (z) Neither the Offeror nor any of the Offeror's subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance, sale, exchange or distribution of the Exchange Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

        (aa) The Separation, as described in the Prospectus, would not result in a violation of any of the terms and provisions of any currently effective statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Offeror or any of its subsidiaries or any of their respective properties, except for violations that would not, individually or in the aggregate, have an Offeror Material Adverse Effect.

        (bb) The corporate reorganization effected by the Company on July 2, 2001, in which the Offeror became the owner and operator of the businesses of the U.S. Steel Group of the Company (the "Reorganization"), did not result in a violation of, or a default under, any of the terms and provisions of, any currently effective statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Offeror or any of its subsidiaries or any of their respective properties, except for violations or defaults that would not, individually or in the aggregate, have an Offeror Material Adverse Effect.

        (cc) All consents, approvals, authorizations or orders of, or filings with, any governmental agency or body or any court or third party required to effect the Reorganization were obtained prior to the Reorganization, except for such consents, approvals, authorizations, orders or filings the failure of which to obtain shall not result in an Offeror Material Adverse Effect.

        (dd) The Offeror has filed with the Commission pursuant to Rule 425 of the Act all written communications made in connection with or relating to each Exchange Offer (excluding nonpublic communications among participants in such Exchange Offer) on the date of first use; and each such written communication contained the legends required by Rule 165(c) under the Act.

        (ee) The Offeror has made or will make appropriate arrangements with The Depository Trust Company to allow for the book-entry transfer of tendered Outstanding Securities between depository participants and the exchange agents.

        (ff) No subsidiaries of the Offeror, other than the Designated Subsidiaries, are "significant subsidiaries" of the Offeror within the meaning of Regulation S-X promulgated under the Act.

        5. Certain Representations and Warranties by the Company. The Company represents and warrants to you that:

        (a) The Initial Registration Statement has been filed with the Commission; the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to and approved by you, and, excluding exhibits thereto but including all documents incorporated by reference into the prospectus contained therein have been declared effective by the Commission in such form; other than a Rule 462(b) Registration Statement, which became effective upon filing, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; and any request from the Commission for additional information has been complied with.

        (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission or any other Regulatory Authority, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or necessary to correct any material statement in any earlier communication made by the Offeror, the Company or any of their respective affiliates with respect to any Exchange Offer; provided, however, that this representation and warranty will not apply to the Company with respect to information about the Offeror in any Preliminary Prospectus; provided further that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers, expressly for use therein.

        (c) The documents incorporated by reference into the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any material statement in any earlier communication made by the Offeror, the Company or any of their respective affiliates with respect to any Exchange Offer; provided, however, that this representation and warranty will not apply to the Company with respect to information about the Offeror in the Prospectus; provided further that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers, expressly for use therein.

        (d) The Registration Statement conforms, and the Prospectus, the Schedule TO and all other Exchange Offer Material and any further amendments or supplements thereto will conform, in all material respects to the requirements of the Act, the Exchange Act and the Trust Indenture Act and other applicable law, and the rules and regulations of the Commission and any other applicable Regulatory Authority; the Registration Statement does not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each of the Prospectus, Schedule TO and all other Exchange Offer Material does not and will not, as of the applicable filing date thereof and any amendment or supplement thereto, and at all times through and including the Exchange Date and, in the event that the Exchange Offers do not close on the same day, through and including the latest Exchange Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty will not apply to the Company with respect to information about the Offeror in the Prospectus; provided further that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers, expressly for use therein.

        (e) The Other Material does, and (as amended or supplemented, if amended and supplemented) at all pertinent times will, comply in all material respects to the requirements of the Act, the Exchange Act and other applicable law, and the rules and regulations of the Commission and any other applicable Regulatory Authority; and the Other Material does not and (as amended or supplemented, if amended or supplemented) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty will not apply to the Company with respect to information about the Offeror in any Other Material.

        (f) None of the Company or any of its subsidiaries has sustained since the date of the latest audited financial statements included in, or incorporated by reference into, the Prospectus any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or other than any such loss or interference that would, individually or in the aggregate, have a Company Material Adverse Effect; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the

Company or any of its subsidiaries or any Company Material Adverse Effect, otherwise than as set forth in or contemplated by the Prospectus.

        (g) Each of the Company and its subsidiaries has been duly formed or incorporated, as applicable, and is validly existing as a limited liability company, corporation or other business entity, as applicable, in good standing under the laws of its jurisdiction of formation or incorporation, as applicable, with the power and authority (limited liability company, corporate or other, as applicable ) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign limited liability company, corporation or other business entity for the transaction of business in, and is in good standing under the laws of, each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or in good standing in any such jurisdiction would not have a Company Material Adverse Effect.

        (h) The Guarantees have been duly authorized and, when the SQUIDSsm have been duly issued, executed, authenticated and delivered in accordance with the terms of the Indenture, the Guarantees will have been duly executed, endorsed on the SQUIDSsm, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act, and, on each Exchange Date, will have been duly executed and delivered by the Company and will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture and the Guarantees will conform in all material respects to the descriptions thereof in the Prospectus.

        (i) The issue and sale of the Exchange Securities and the compliance by the Company with all of the provisions of the Exchange Securities, the Indenture and this Agreement and the consummation of the Exchange Offers and the other transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than any such conflicts, breaches, violations or defaults which, individually or in the aggregate, would not have a Company Material Adverse Effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no filing, consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Exchange Securities or the consummation by the Company of the Exchanges Offers and the other transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Exchange Securities, such as have been obtained under the Trust Indenture Act, the filing with the Commission of the Schedule TO and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Exchange Securities pursuant to the Exchange Offers.

        (j) Other than the Registration Rights Agreements, dated July 27, 2001 and September 6, 2001, respectively, among the Offeror, United States Steel Financing Corp. and the Purchasers named therein, there are no contracts, agreements or understandings between the Company or any of its affiliates and any person granting such person the right to require the Company to file any registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Exchange Securities registered pursuant to any registration statement.

        (k) The statements set forth in the Prospectus under the caption "Description of the SQUIDS", insofar as they purport to constitute a summary of the terms of the Exchange Securities, and under the captions "The Exchange Offers", "The Proposed Separation", "Relationship Between United States Steel and Marathon Oil Corporation After the Separation", "Comparison of the Outstanding Securities and the SQUIDS", "Description of Other Indebtedness" and "Certain Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

        (l) The Company is not and, after giving effect to the offering and sale of the Exchange Securities and the consummation of the Exchange Offers, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined under the Investment Company Act.

        (m) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which relate to any Exchange Offer or which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Company Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

        (n) The Company has duly taken all necessary corporate action to authorize the making and consummation of each Exchange Offer and the execution, delivery and performance of this Agreement; and this Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, the Company.

        (o) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

        (p) There are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits, schedules or annexes to the Registration Statement or the Schedule TO by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder which have not been so filed or incorporated by reference.

        (q) The financial statements included or incorporated by reference in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

        (r) Neither the Company nor any of the Company's subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance, sale, exchange or distribution of the Exchange Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

        (s) The Separation, as described in the Prospectus, would not result in a violation of any of the terms and provisions of any currently effective statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except for violations that would not, individually or in the aggregate, have a Company Material Adverse Effect.

        (t) The Reorganization did not result in a violation of, or a default under, any of the terms and provisions of, any currently effective statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except for violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect.

        (u) All consents, approvals, authorizations or orders of, or filings with, any governmental agency or body or any court or third party required to effect the Reorganization were obtained prior to the Reorganization, except for such consents, approvals, authorizations, orders or filings the failure of which to obtain shall not result in a Company Material Adverse Effect.

        (v) The Company has filed with the Commission pursuant to Rule 425 of the Act all written communications made in connection with or relating to each Exchange Offer (excluding nonpublic communications among participants in such Exchange Offer) on the date of first use; and each such written communication contained the legends required by Rule 165(c) under the Act.

        6. Conditions of Obligation. Your obligation to act as Dealer Managers hereunder will at all times be subject, in your discretion, to the conditions that:

        (a) All representations, warranties and other statements of each of the Offeror and the Company contained herein are as of the date of this Agreement, and at all times during the Exchange Offers through and including the latest Exchange Date will be, true and correct.

        (b) Each of the Offeror and the Company at all times during the Exchange Offer will have performed all of its obligations hereunder theretofore to be performed.

        (c) The Prospectus will have been either (i) filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act in accordance with Section 2(a) hereof or (ii) included in the Registration Statement; the Schedule TO will have been filed with the Commission in accordance with Section 2(a) hereof; no stop order suspending the effectiveness or use of the Registration Statement or Schedule TO or any part thereof will have been issued and no proceeding for that purpose will have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission will have been complied with to your reasonable satisfaction.

        (d) On each Commencement Date (as defined below) and each Exchange Date, Simpson Thacher & Bartlett, counsel to you, will have furnished to you, as Dealer Managers, an opinion or opinions, dated the respective date of delivery thereof, with respect to the incorporation of the Offeror and the Company, the authorized capitalization of the Offeror and the Company, the validity of the Exchange Securities, the due authorization, execution and delivery of this Agreement, the Registration Statement, the Prospectus, the Schedule TO and such other related matters as you may reasonably request and such counsel will have received such papers and information as they may reasonably request to enable them to pass on such matters. "Commencement Date" means, with respect to each Exchange Offer, the date on which such Exchange Offer commences.

        (e) On each Commencement Date and each Exchange Date, Skadden, Arps, Slate, Meagher & Flom LLP, counsel to each of the Offeror and the Company, will have furnished to you, as Dealer Managers, an opinion or opinions dated the respective date of delivery thereof substantially in the form of Annex A hereto.

        (f) On each Commencement Date and each Exchange Date, John A. Hammerschmidt, Assistant General Counsel of the Company, or Robert M. Stanton, Senior General Attorney--Corporate of the Company, will have furnished to you, as Dealer Managers, an opinion or opinions dated the respective date of delivery thereof substantially in the form of Annex B hereto.

        (g) On each Commencement Date and each Exchange Date, you shall have received an opinion, dated the date of delivery thereof, from Miller & Chevalier, Chartered, special tax counsel to each of the Offeror and the Company, to the effect that the discussion in the Prospectus under the caption "Certain Federal Income Tax Considerations", although it does not purport to discuss all possible United States Federal income tax consequences of the Exchange Offers, constitutes, in all material respects, an accurate summary of the United States Federal income tax consequences of the Exchange Offers under current law.

        (h) On each Commencement Date and each Exchange Date, you shall have received an opinion, dated the date of delivery thereof, from Erika Csekes of Csekes, Valagi, Drgonec & Partners, special Slovakian counsel of the Company, with respect to the formation of U.S. Steel Kosice, s.r.o. and other related matters as you may require, in form and substance satisfactory to you, and each of the Offeror and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

        (i) On each Commencement Date and each Exchange Date,
PricewaterhouseCoopers LLP, independent public accountants, will have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex C hereto.

        (j) Each of the Offeror and the Company will have furnished or caused to be furnished to you, on each Commencement Date and each Exchange Date, a certificate or certificates of officers of the Offeror and the Company, respectively, satisfactory to you as to the accuracy of the representations and warranties of each of the Offeror and the Company, respectively, at and as of such dates, as to the performance by each of the Offeror and the Company of all of their respective obligations hereunder to be performed at or prior to such date, as to the matters set forth in subsections (c) and (k) of this Section and as to such other matters as you may reasonably request.

        (k) (i) None of the Offeror, the Company or any of their respective subsidiaries will have sustained since the date of the latest audited financial statements included in, or incorporated by reference into, the Prospectus any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court of governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the latest date as of which information is given in the Prospectus there will not have been any change in the capital stock or long-term debt of the Offeror, the Company or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, total stockholders' equity or total equity, as the case may be, or results of operations of the Offeror, the Company or any of their respective subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Dealer Managers, so material and adverse as to make it impracticable or inadvisable to proceed with any of the Exchange Offers or the delivery of Exchange Securities on the terms and in the manner contemplated in the Exchange Offer Material.

        (l) The Exchange Securities shall have been duly listed, subject to notice of issuance, on the NYSE.

        (m) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or other exchange(s) on which the Exchange Securities or any of the Outstanding Securities are traded; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with any of the Exchange Offers or the distribution of the Exchange Securities on the terms and in the manner contemplated in the Exchange Offer Material.

        (n) No restraining order or injunction shall have been issued by the Commission or any other Regulatory Authority with respect to (i) the Registration Statement, the Prospectus, the Exchange Offer Material or the Other Material, as amended and supplemented, (ii) the making or the consummation of any Exchange Offer or any of the other transactions contemplated by the Prospectus, Registration Statement, this Agreement, the Exchange Offer Material or the Other Material, including without limitation the Separation, (iii) the execution, delivery or performance by each of the Offeror and the Company of this Agreement or (iv) any of the transactions in connection with, or contemplated by, the Registration Statement, the Prospectus, the Exchange Offer Material or the Other Material, which in the judgment of you or your counsel makes it inadvisable for you to act, or continue to act (as the case may be), as Dealer Managers hereunder.

        (o) No litigation shall have been commenced or threatened before the Commission or any other Regulatory Authority with respect to (i) the making or the consummation of any Exchange Offer or any of the other transactions contemplated by the Prospectus, this Agreement, the Registration Statement, the Exchange Offer Material or the Other Material; or (ii) the execution, delivery or performance by each of the Offeror and the Company of this Agreement, which in the judgment of you or your counsel makes it inadvisable for you to act, or continue to act (as the case may be), as Dealer Managers hereunder.

        7.  Indemnity.

        (a) Each of the Company and the Offeror, jointly and severally agrees
(i) to indemnify and hold you harmless against any losses, damages, liabilities or claims (or actions in respect thereof) to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities to which you may become subject, under the Act or otherwise (A) that arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Exchange Offer Material or any Other Material, including any Preliminary Prospectus, the Registration Statement or the Prospectus, or any of the documents incorporated by reference therein, or in any amendment or supplement to any of the foregoing, or in any press release issued or authorized by the Offeror or the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, (B) that arise out of or are based upon any breach by the Offeror or the Company of any representations or warranties or failure by the Offeror or the Company to comply with any of its obligations set forth herein, or (C) that arise out of or are based upon a withdrawal, rescission, termination or modification of or a failure to make or consummate any Exchange Offer; (ii) to indemnify and hold you harmless against any and all other losses, damages, liabilities or claims (or actions in respect thereof) that otherwise arise out of or are based upon or asserted against you by any person, including holders of securities of the Offeror or the Company, in connection with or as a result of your acting as Dealer Managers in connection with any of the Exchange Offers or rendering financial advisory services to the Offeror or the Company or that arise in connection with any other matter referred to in this Agreement, except to the extent any such losses, damages, liabilities or claims referred to in this clause (ii) result from your gross negligence or bad faith in performing the services that are the subject of this Agreement. In the event that you become involved in any capacity in any action, proceeding or investigation brought by or against any person, including security holders of the Offeror or the Company, in connection with any matter referred to in this Agreement, each of the

Offeror and the Company also, jointly and severally, agrees periodically to reimburse you for your reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. Each of the Offeror and the Company also agrees that neither you nor any of your affiliates, nor any partners, directors, officers, agents, employees or controlling persons (if any), as the case may be, of yours or any such affiliates, shall have any liability to the Offeror, the Company or any person asserting claims on behalf of or in right of the Offeror or the Company for or in connection with any matter referred to in this Agreement except to the extent that any loss, damage, expense, liability or claim incurred by the Offeror or the Company results from your gross negligence or bad faith in performing the services that are the subject of this Agreement.

        (b) Promptly after receipt by you of notice of your involvement in any action, proceeding or investigation, you shall, if a claim in respect thereof is to be made against the Offeror or the Company under subsection (a) of this
Section 7, notify the Offeror and the Company in writing of such involvement, but the failure so to notify the Offeror or the Company shall not relieve it from any liability which it may otherwise have to you under subsection (a) of this Section 7 except to the extent that the Offeror or the Company, as applicable, suffers actual prejudice as a result of such failure, and in no event shall such failure relieve the Offeror or the Company, as applicable, from any obligation to provide reimbursement and contribution to you.

        (c) If for any reason the indemnification provided for in subsection (a) of this Section 7 is unavailable or insufficient to hold you harmless, then each of the Offeror and the Company, jointly and severally, shall contribute to the amount paid or payable by you as a result of such loss, damage, expense, liability or claim (or action in respect thereof) referred to therein in such proportion as is appropriate to reflect the relative benefits of the Offeror, the Company, and their respective security holders on the one hand and you on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Offeror and the Company, on the one hand, and you, on the other hand. with respect to such loss, damage, expense, liability or claim (or action in respect thereof) and any other relevant equitable considerations. The relative benefits of the Offeror, the Company and their respective security holders on the one hand and you on the other hand in the matters contemplated by this Agreement shall be deemed to be in the same proportion as the maximum aggregate principal amount of the Exchange Securities proposed to be issued by the Offeror in exchange for Outstanding Securities pursuant to the Exchange Offers bears to the maximum aggregate fee proposed to be paid to you pursuant to
Section 3(a) of this Agreement. The relative fault of the Offeror and the Company on the one hand and you on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by, or relating to, the Offeror or the Company and their respective affiliates, on the one hand, or you, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Company and Offeror and you agree that it would not be just and equitable if contribution pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (c).

        (d) The reimbursement, indemnity and contribution obligations of each of the Offeror and the Company under this Section 7 shall be in addition to any liability that each of the

Offeror and the Company may otherwise have, shall extend upon the same terms and conditions to your affiliates and the partners, directors, officers, agents, employees and controlling persons (if any), as the case may be, of you and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Offeror, the Company, you, any such affiliate and any such other person referred to above. Prior to entering into any agreement or arrangement with respect to, or effecting, any proposed sale, exchange, dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities that does not directly or indirectly provide for the assumption of the obligations of the Offeror or the Company, as applicable, set forth in this Section 7, the Offeror or the Company, as applicable, will notify you in writing thereof (if not previously so notified) and, if requested by you, shall arrange in connection therewith alternative means of providing for the obligations of the Offeror or the Company, as applicable, set forth in this
Section 7, including the assumption of such obligations by another party, insurance, surety bond or the creation of an escrow, in each case in an amount and upon terms and conditions satisfactory to you.

        8.  Miscellaneous.

        (a) This Agreement is made solely for the benefit of you, the Offeror, the Company and any partner, director, officer, agent, employee, affiliate or controlling person referred to in Section 7 hereof, and their respective successors, assigns, heirs and legal representatives, and no other person will acquire or have any right under or by virtue of this Agreement.

        (b) In the event that any provision hereof will be determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision hereof, which will remain in full force and effect.

        (c) Except as otherwise expressly provided in this Agreement, whenever notice is required by the provisions of this Agreement to be given to (i) the Offeror or the Company, such notice will be in writing addressed to the Offeror at its address set forth in the Registration Statement, Attention: Secretary; and (ii) you, such notice will be in writing addressed to you, at 85 Broad Street, 9th Floor, New York, New York 10004, facsimile number (212)357-5505,
Attention: Registration Department.

        (d) This Agreement contains the entire understanding of the parties with respect to your acting as Dealer Managers of the Exchange Offers to the Offeror, superseding all prior agreements, understandings and negotiations with respect to such activities by you. This Agreement may be executed in any number of separate counterparts, each of which will be an original, but all such counterparts will together constitute one and the same agreement.

        (E) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of either your engagement or any matter referred to in this Agreement is hereby waived by the parties hereto.

        (f) The agreements contained in Sections 2 and 3, Section 7 and this
Section 8 and the representations and warranties of the Offeror and the Company set forth in Sections 4 and 5 hereof shall survive any termination or cancellation of this Agreement, any completion of the engagement provided by this Agreement, any investigation made by or on behalf of you, any of your affiliates, or any partners, directors, officers, agents or employees or any controlling persons (if any), of you or any of your affiliates, any termination or expiration of any Exchange Offer and any acquisition of Exchange Securities, whether pursuant to any Exchange Offer or otherwise.

        (g) Time will be of the essence of this Agreement. As used herein, the term "business day" will mean any day when the Commission's office in Washington, D.C. is open for business.

          Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.

                              Very truly yours,


                              UNITED STATES STEEL LLC

                              By
                                -------------------------------
                                [Title]

                              USX CORPORATION

                              By
                                -------------------------------
                                [Title]


The undersigned hereby
confirms that the foregoing
letter agreement, as of the
date thereof, correctly
sets forth the agreement
among the Offeror, the Company
and the undersigned.


____________________________
    Goldman, Sachs & Co.

                                                                      SCHEDULE A

Lorain Tubular Company LLC

U.S. Steel Kosice, s.r.o.

USX Global Holdings I B.V.

Transtar Inc.

Birmingham Southern Railroad Company

The Elgin, Joliet and Eastern Railway Company

The Union Railroad Company

Warrior & Gulf Navigation Company

Mobile River Terminal Company, Inc.

Pittcal, Inc.

USS Galvanizing Inc.

                                                             ANNEX A

                                                             ____________, 2001



Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004



          Re:       United States Steel LLC
                         % Senior Quarterly Income Debt Securities due 2031
                    -------------------------------------------------------

Ladies and Gentlemen:

          We have acted as special counsel to USX Corporation, a Delaware corporation (the "Company"), and United States Steel LLC, a Delaware limited liability company (the "Offeror"), in connection with the Offeror's offers to issue and exchange (the "Exchange Offers") up to $365,000,000 aggregate principal amount of the Offeror's ____% Senior Quarterly Income Debt Securities due 2031 (the "Exchange Securities") for an equal face amount of issued and outstanding 6.50% Cumulative Convertible Preferred Stock of the Company, 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I, and 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC (collectively, the "Outstanding Securities"). The Exchange Securities are to be issued under an Indenture (the "Indenture"), among the Offeror, the Company, and The Bank of New York, as Trustee (the "Trustee"). Obligations in respect of the Exchange Securities are to be guaranteed by the Company to the extent set forth in the Indenture (the "Guarantee").

          This opinion is being furnished pursuant to Section 6(e) of the Dealer Managers Agreement dated as of ____________, 2001 (the "Dealer Managers Agreement"), among the Offeror, the Company, and you, Goldman, Sachs & Co. (the "Dealer Managers").

Goldman, Sachs & Co.
Page 2


          In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:

          a. the Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "Commission") on October 12, 2001 relating to the Exchange Offers, and Amendment No. 1 thereto, filed with the Commission on ____________, 2001 (the Registration Statement, as so amended, being hereinafter referred to as the "Registration Statement");

          b. the Schedule TO filed with the Commission on October 12, 2001 relating to the Exchange Offers (the "Schedule TO");

          c. the final Prospectus, dated as of ____________, 2001 (the "Prospectus"), relating to the Exchange Offers;

          d.   an executed copy of the Dealer Managers Agreement;

          e.   a form of the Indenture;

          f. the Restated Certificate of Incorporation of the Company, as amended to date, as certified by the Secretary of State of the State of Delaware (the "Certificate of Incorporation");

          g. the By-laws of the Company, as currently in effect (the "By-laws");

          h. the Certificate of Formation of the Offeror, as certified by the Secretary of State of the State of Delaware (the "Certificate of Formation");

          i. the Amended and Restated Limited Liability Company Operating Agreement of the Offeror (the "LLC Agreement"), dated as of July 2, 2001, by USX HoldCo, Inc., a Delaware corporation;

Goldman, Sachs & Co.
Page 3


          j. the certificate of John A. Hammerschmidt, Assistant Secretary of the Company, dated the date hereof;

          k. the certificate of John A. Hammerschmidt, Assistant Secretary of the Offeror, dated the date hereof;

          l. a certificate, dated ____________, 2001 and a facsimile bringdown thereof, dated the date hereof, from the Secretary of State of the State of Delaware as to the Company's existence and good standing in such jurisdiction;

          m. a certificate, dated ____________, 2001 and a facsimile bringdown thereof, dated the date hereof, from the Secretary of State of the State of Delaware as to the Offeror's existence and good standing in such jurisdiction;

          n. certain resolutions adopted by a special committee of the board of directors of the Company relating to the Guarantee, the Indenture and related matters;

          o. certain resolutions adopted by a special committee of the board of directors of the Offeror relating to the Exchange Offers, the issuance of the Exchange Securities, the Indenture and related matters; and

          p. the Form T-1 of the Trustee filed as an exhibit to the Registration Statement.

          We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other records of the Company and the Offeror and such other agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and the Offeror and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

          The Dealer Managers Agreement and the Indenture are referred to herein collectively as the "Transaction Documents."

Goldman, Sachs & Co.
Page 4


          In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents, we have assumed that the parties thereto, including the Company and the Offeror, had the power, corporate or other, to enter into and perform all obligations thereunder and, except to the extent expressly set forth in paragraphs 7, 8 and 9 below, have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties. As to any facts material to the opinions expressed herein which we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and the Offeror and others and of public officials.

          "Applicable Laws" means the General Corporation Law and the Limited Liability Company Act of the State of Delaware and those laws, rules and regulations of the State of New York and the federal laws of the United States of America, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the National Association of Securities Dealers, Inc.), without our having made any special investigation as to the applicability of any specific law, rule or regulation. "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any governmental authority required to be made or obtained by the Company or the Offeror pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than the Company or the Offeror) in the transactions contemplated by the Dealer Managers Agreement or because of such parties' legal or regulatory status or because of any other facts specifically pertaining to such parties.

          The opinions set forth below are subject to the following qualifications, assumptions and limitations:

Goldman, Sachs & Co.
Page 5


          (a) in rendering the opinion set forth in paragraph 7 below, we have assumed that the Trustee's certificates of authentication of the Exchange Securities will be manually signed by one of the Trustee's authorized officers;

          (b) we do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to each of the Transaction Documents (other than the Company and the Offeror) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any other party;

          (c) we have assumed that the execution and delivery by each of the Company and the Offeror of each of the Transaction Documents and the performance by the Company and the Offeror of their respective obligations thereunder do not and will not violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company or the Offeror or any of their respective properties is subject (except that we do not make the assumption set forth in this clause (i) with respect to the Certificate of Incorporation, the By-laws, the Certificate of Formation, or the LLC Agreement), (ii) any law, rule, or regulation to which either the Company or the Offeror or any of their respective properties is subject (except to the extent expressly set forth in paragraph 3 below), (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority (except to the extent expressly set forth in paragraph 2 below);

          (d) enforcement of any agreements or instruments may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

          (e) we do not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law on each of the Transaction Documents or any transactions contemplated thereby;

Goldman, Sachs & Co.
Page 6


          (f) we do not express any opinion as to the enforceability of any rights to contribution or indemnification which may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation); and

          (g) we have assumed that the Indenture will be executed and delivered by each of the Offeror, the Company, and the Trustee in substantially the form examined by us.

          We express no opinion as to the laws of any jurisdiction other than
(i) the Applicable Laws of the State of New York, (ii) the Applicable Laws of the United States of America (iii) the General Corporation Law and the Limited Liability Company Act of the State of Delaware, and (iv) the United States federal securities laws to the extent expressly set forth in paragraphs 3, 5, 6 and 9 below. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, but without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

          Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

          1. The execution and delivery by each of the Company and the Offeror of the Dealer Managers Agreement and the consummation by each of the Company and the Offeror of the transactions contemplated thereby, including the issuance of the Exchange Securities, will not conflict with or result in a breach or violation of the Certificate of Incorporation, Certificate of Formation, By-laws, LLC Agreement or any Applicable Laws.

          2. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Dealer Managers Agreement by

Goldman, Sachs & Co.
Page 7


each of the Company and the Offeror or the consummation by each of the Company and the Offeror of the transactions contemplated thereby.

          3. The terms of the Exchange Offers comply in all material respects with the provisions of Rules 13e-4 and 14e-1 under the Securities Exchange Act of 1934, as amended.

          4. The statements in the Prospectus under the caption "Description of the SQUIDS," "The Exchange Offers," "The Proposed Separation," "Relationship Between United States Steel and Marathon Oil Corporation After the Separation" and "Comparison of the Outstanding Securities and the SQUIDS," insofar as such statements purport to summarize certain provisions of the documents referred to therein, fairly summarize such provisions in all material respects.

          5. Neither the Company nor the Offeror is, nor upon consummation of the Exchange Offers will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          6. The Registration Statement, at the time it became effective, the Prospectus, as of its date, and the Schedule TO, at the time the Registation Statement became effective, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, except that in each case we do not express any opinion as to the financial statements and schedules and other financial data included therein or excluded therefrom, the exhibits thereto or the documents incorporated by reference therein, and, except to the extent expressly stated in paragraph 4, we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

          7. The issuance of the Exchange Securities has been duly authorized by the Offeror and, when the Exchange Securities have been duly executed, authenticated, issued and delivered in exchange for Outstanding Securities in accordance with the terms of the Exchange Offers, the Exchange Securities will constitute valid and binding obligations of the Offeror, entitled to the benefits of the Indenture and enforceable against the Offeror in accordance with their terms.

Goldman, Sachs & Co.
Page 8


          8. The Guarantee has been duly authorized by the Company and, when the Exchange Securities are issued and delivered in exchange for Outstanding Securities in accordance with the terms of the Exchange Offers, the Guarantee will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          9. The Indenture has been duly authorized by each of the Company and the Offeror and qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Offeror in accordance with the terms of the Exchange Offers, will be a valid and binding agreement of each of the Company and the Offeror, enforceable against each of the Company and the Offeror in accordance with its terms.

          This opinion is being furnished only to you in connection with the Dealer Managers Agreement and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any purpose without our prior written consent.


                              Very truly yours,

                                                                         ANNEX B

                        [Letterhead of USX Corporation]


                                                                  ______________

Goldman, Sachs & Co.,
As Dealer Managers,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

          I am Senior General Attorney-Corporate of USX Corporation, a Delaware corporation (the "Company"), and have served as counsel to the Company and United States Steel LLC, a Delaware limited liability company and a wholly owned subsidiary of Company (the"Offeror") in connection with the offers (each such offer, as it may from time to time be amended and supplemented, an "Exchange Offer" and, collectively, the "Exchange Offers") by the Offeror for up to an aggregate of $365 million of outstanding (1) shares of the 6.50% Cumulative Convertible Preferred Stock (the "Preferred Stock") of IRONSIDE Corporation, a Delaware corporation (the "Company"), in exchange for $50.00 principal amount of [____]% Senior Quarterly Income Debt Securities of the Offeror (the "SQUIDS" ) and related guarantees by the Company (the "Guarantees", and together with the SQUIDS, the "Exchange Securities") per share of Preferred Stock, (2) 8 3/4% Cumulative Monthly Income Preferred Shares, Series A (the "MIPS") of USX Capital LLC, a limited life company organized under the laws of the Turks and Caicos Island and a wholly owned subsidiary of the Company, in exchange for $25.00 principal amount of Exchange Securities per MIPS and (3) 6.75% Convertible Quarterly Income Preferred Securities (the "QUIPS") of USX Capital Trust I, a Delaware statutory business trust and a wholly owned subsidiary of the Company, in exchange for $50.00 Exchange Securities per QUIPS (the shares of Preferred Stock and the MIPS and QUIPS referred to in clauses (1), (2) and (3) above are collectively referred to herein as the "Outstanding Securities"), in each case on the terms and subject to the conditions set forth in the Exchange Offer Material. Terms not otherwise defined herein have the meanings in the Dealer Managers Agreement (the "Dealer Managers Agreement"), dated as of ______, 2001, by and among you, as Dealer Managers, the Offeror and the Company.

As counsel to the Offeror and the Company, I have examined, or have caused those acting under my supervision to examine in connection with the Exchange Offers: the Prospectus; the Letters of Transmittal; the Registration Statement on Form S-4 (File No. 333-___), as amended or supplemented to the date hereof, including the exhibits, annexes and schedules thereto and the documents incorporated by reference therein (the "Registration Statement"), dated ______, 2001, which has been filed by the Offeror and the Company with the

Securities and Exchange Commission (the "Commission"); the Schedule TO, dated _____, 2001 as amended or supplemented to the date hereof, which has been filed by the Offeror and the Company with the Commission; the Dealer Managers Agreement; the Indenture and such other documents as I have deemed necessary or appropriate to render the opinions set forth below. In rendering this opinion, I have assumed the genuineness of all documents; the truthfulness of all statements of fact in certificates of public officials, limited liability company officers and corporate officers; that the execution and delivery of the Dealer Managers Agreement and the Indenture by parties other than the Offeror and the Company have been duly authorized, executed and delivered by such other parties; that the Dealer Managers Agreement and the Indenture are the legal, valid and binding obligations of such other parties, and that all parties have and will act in good faith and in a commercially reasonable manner in exercising their rights under the Dealer Managers Agreement and the Indenture and all other actions in connection therewith.

    Based upon the foregoing, I am of the opinion that:

         1. Each of the Offeror and the Company has been duly formed or incorporated, as applicable, and is validly existing as a limited liability company or corporation, as applicable, in good standing under the laws of the State of Delaware, with the power and authority (limited liability company or corporate, as applicable and other) to own its properties and conduct its business as described in the Prospectus;

         2. The U.S. Steel Group of the Company has an authorized capitalization on a historical basis, the Offeror has an authorized capitalization on a pro forma basis, and the Company has an authorized capitalization, all as set forth in the Prospectus, and all of the issued shares of capital stock or other equity securities, as applicable, of each of the Offeror and the Company have been duly and validly authorized and issued, and are fully paid and nonassessable;

         3. Each of the Offeror and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or in good standing in any such jurisdiction would not have an Offeror Material Adverse Effect or a Company Material Adverse Effect;

         4. To the best of my knowledge and other than as set forth in or contemplated by the Prospectus (including any report or definitive proxy information statement (the "Exchange Act Report") required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") incorporated by reference therein), there are no legal or governmental proceedings pending to which the Offeror, the Company, any Designated Subsidiary or any Designated Company Subsidiary is a party or of which any property of the Offeror, the Company, any Designated Subsidiary or any

             Designated Company Subsidiary is the subject which, if determined adversely to the Offeror, the Company, any Designated Subsidiary or any Designated Company Subsidiary would, individually or in the aggregate, have an Offeror Material Adverse Effect or a Company Material Adverse Effect, as applicable; and, to the best of my knowledge, no such proceedings are threatened by governmental authorities;

         5. Each Exchange Offer has been duly authorized by each of the Offeror and the Company; and the Dealer Managers Agreement has been duly authorized, executed and delivered by each of the Offeror and the Company;

         6. To the best of my knowledge, the execution, delivery and performance of the Dealer Managers Agreement and the consummation of the transactions contemplated therein and in the Exchange Offer Material, and compliance with the terms and provisions thereof, in each case, by each of the Offeror and the Company, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) the Delaware General Corporation Law, Delaware Limited Liability Company Act and the General Corporation Law of Ohio or those laws, rules and regulations of the State of Pennsylvania and the federal laws of the United States (excluding, with respect to federal securities law, the antifraud provisions thereof), in each case, which, in my experience, are normally applicable to transactions of the type contemplated by the Dealer Managers Agreement ("Applicable Law") or (B) the respective charter or limited liability company agreement or by-laws of the Offeror, the Company, the Designated Company Subsidiaries, and the Designated Subsidiaries (other than U.S. Steel Kosice, s.r.o ("USSK"), USX Global Holdings I B.V., Birmingham Southern Railroad Company and The Elgin, Joliet and Eastern Railway Company); to the best of my knowledge, the execution, delivery and performance of the Dealer Manager Agreement and the Indenture and the issuance and delivery of the Exchange Securities in exchange for the Outstanding Securities and the Guarantee and compliance with the terms and provisions thereof, in each case, by each of the Offeror and the Company, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) orders of any court, regulatory tribunal, administrative agency or other governmental body with jurisdiction over the Offeror, the Company, any Designated Subsidiary, and any Designated Company Subsidiary or any of their respective properties or (B) any agreement or instrument to which the Offeror, the Company, any Designated Subsidiary or any Designated Company Subsidiary is a party or by which the Offeror, the Company, any Designated Subsidiary or any Designated Company Subsidiary is bound or to which any of the properties of the Offeror, the Company, any Designated Subsidiary or any Designated Company Subsidiary is subject;

        7. To the best of my knowledge, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Offeror, the Company, their respective U.S. subsidiaries or their respective properties is required for the making of any Exchange Offer or the consummation by the Offeror or the Company of the transactions contemplated by the Dealer Managers Agreement, except for such consents or authorizations which have been obtained (including the registration under the Securities Act of 1933, as amended (the "Act"), of the Exchange Securities), the filing with the Commission of the Schedule TO and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the distribution of the Exchange Securities pursuant to the Exchange Offers;

        8. [For the opinion delivered on each Commencement Date:] The Indenture has been duly authorized, executed and delivered by each of the Offeror and the Company and constitutes a valid and legally binding obligation of each of the Company and the Offeror; the SQUIDS have been duly authorized by the Offeror and, when issued, executed and authenticated in accordance with the Indenture and delivered in the Exchange Offers, will constitute valid and legally binding obligations of the Offeror, entitled to the benefits of the Indenture and enforceable in accordance with their terms; in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

             [For the opinion delivered on each Exchange Date:] The Indenture has been duly authorized, executed and delivered by each of the Offeror and the Company and constitutes a valid and legally binding obligation of each of the Company and the Offeror; the SQUIDS have been duly authorized, executed, issued and delivered by the Offeror and constitute valid and legally binding obligations of the Offeror, entitled to the benefits of the Indenture and enforceable in accordance with their terms; in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        9. [For the opinion delivered on each Commencement Date:] The Guarantees to be endorsed on the SQUIDS by the Company have been duly authorized by the Company and, when the SQUIDS have been issued, executed and authenticated in accordance with the Indenture and delivered in the Exchange Offers, will have been duly executed, issued and delivered and constitute a valid and legally binding obligation of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

             [For the opinion delivered on each Exchange Date:] The Guarantees to be endorsed on the SQUIDS by the Company have been duly authorized, executed, issued and delivered by the Company and, assuming due authentication of the SQUIDS by the Trustee, will constitute a valid and legally binding obligation of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

       10. To the best of my knowledge, except the Registration Rights Agreements, dated July 27, 2001 and September 6, 2001, among the Offeror, United States Steel Financing Corp. and the Purchasers named therein, there are no contracts, agreements or understanding between the Offeror or the Company and any person granting such person the right to require the Offeror or the Company to file a registration statement under the Act with respect to any securities of the Offeror or the Company or to require the Offeror or the Company to include such securities with the Exchange Securities registered pursuant to the Registration Statement or any other registration statement.

          In addition, I, or attorneys under my supervision, have participated in the preparation of the Prospectus, the Registration Statement and each Exchange Act Report incorporated by reference into the Prospectus and conferences with officers and other representatives of the Offeror, the Company, representatives of the independent accountants of the Offeror and the Company, outside counsel to the Offeror and the Company, you and your counsel at which the content of the Prospectus and the Registration Statement and related matters were discussed and in conferences with officers and other employees of the Company and other subsidiaries of the Company and representatives of the independent accountants of the Company at which the Exchange Act Reports incorporated into the Prospectus were discussed; based upon the foregoing, although I am not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (including any Exchange Act Report incorporated by reference therein), I have no reason to believe that, as of its effective date, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus (including any Exchange Act Report incorporated by reference therein) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; [For the opinion delivered on the Exchange Date: as of the date hereof, either the Registration Statement or the Prospectus (including any Exchange Act Report incorporated by reference therein) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading]; however, I express no opinion as to the financial statements, pro forma financial statements or other financial data contained in the Registration Statement or the Prospectus (including any financial statements or other financial data contained in the Exchange Act Reports incorporated by reference therein).

          I am a member of the Bar of the Commonwealth of Pennsylvania. The opinion herein is limited to the laws of the United States of America, the Commonwealth of Pennsylvania, the Delaware General Corporation Law, the Delaware Limited Liability Company Act and the General Corporation Law of the State of Ohio. As to matters of New York law, which is specified as the governing law of the Dealer Managers Agreement and the Indenture, this opinion is limited to mean that a federal or state court sitting in the Commonwealth of Pennsylvania and applying Pennsylvania choice of laws principles would apply the laws of New York to the Dealer Managers Agreement and the Indenture and that if the laws of Pennsylvania were to govern the Dealer Managers Agreement and the Indenture, the opinions set forth in above, including the qualifications therein, would be accurate. This opinion speaks only as of the date hereof and I disclaim any duty to update it in the future. This opinion may not be relied upon by anyone other than the addressees without my prior written permission.

                                                   Very truly yours,